EXHIBIT 23

              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K for the year ended October 29, 1994 into the Company's previously filed Registration Statements on Form
S-8 File
Numbers 33-20437 and 33-61322.

                                                       ARTHUR
ANDERSEN LLP

St. Louis, Missouri
January 6, 1995